[Pioneer logo]

Pioneer
Small Company
Fund

SEMIANNUAL REPORT 4/30/97

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                           1
Portfolio Summary                                  2
Performance Update                                 3
Portfolio Management Discussion                    6
Schedule of Investments                            9
Financial Statements                              15
Notes to Financial Statements                     21
Report of Independent Public Accountants          26
Trustees, Officers and Service Providers          27
Programs and Services for Pioneer Shareowners     28

Pioneer Small Company Fund
LETTER FROM THE CHAIRMAN 4/30/97
Dear Shareowner,
----------------------------------------------------------------------------

Welcome to Pioneer Small Company Fund's semiannual report, covering the six months ended April 30, 1997. I thank you for your interest, and for the opportunity to comment briefly on the Fund and today's investing environment.

This was a busy period for your Fund's investment team. Todd Grady shifted into the role of portfolio manager on January 24 of this year, after serving as the Fund's assistant portfolio manager since its inception. Mr. Grady now has responsibility for the day-to-day management of the Fund, and remains one of the 10 or so members of the special equities team that researches and selects investments in our hallmark "aggressive value" style. I encourage you to read the Portfolio Management Discussion that appears later in this report to learn more about their continuing endeavors on your behalf.

As for the stock market, the trends that fueled a record year in 1996 continued with only a few brief pauses. Money poured into financial markets; over the past six months, over $250 billion entered the stock market through mutual funds alone. The bulk of the assets, however, have been directed toward one type of stock - that of large, familiar companies. As time passes, it seems realistic to expect the stock market's unprecedented surge to slow or even backtrack - at least for the relatively narrow group of stocks that have led the charge. On the surface, this may not appear to be an encouraging outlook, but it could actually be the best possible news for investors in funds, like Pioneer Small Company Fund, that have not fully participated in the new enthusiasm for stock investing.

Thank you for your support. Please contact your investment professional, or us at 1-800-225-6292, if you have questions about Pioneer Small Company Fund.

Respectfully,

[Signature of John F. Cogan, Jr.]

John F. Cogan, Jr.,
Chairman and President

Pioneer Small Company Fund
PORTFOLIO SUMMARY 4/30/97

P o r t f o l i o   D i v e r s i f i c a t i o n
----------------------------------------------------------------------------

(As a percentage of total investment portfolio)

U.S. Common Stocks                           90%
Short-Term Cash Equivalents                   5%
International Common Stocks                   3%
Depositary Receipts for International Stocks  1%
Convertible Securities                        1%


S e c t o r   D i s t r i b u t i o n
----------------------------------------------------------------------------

(As a percentage of equity holdings)

Consumer Non-Durables  28%
Technology             28%
Services               14%
Basic Industries       12%
Capital Goods          10%
Financial Services      6%
Consumer Durables       1%
Energy                  1%

1 0   L a r g e s t   H o l d i n g s
----------------------------------------------------------------------------

(As a percentage of equity holdings)

1. American Annuity Group, Inc.     3.02%        6. Maple Leaf Foods, Inc.               2.28%
2. Zapata Corp.                     2.86         7. Ply-Gem Industries, Inc.             2.23
3. Catalytica, Inc.                 2.71         8. Integrated Circuit Systems, Inc.     2.09
4. Viewlogic Systems, Inc.          2.56         9. Charming Shoppes, Inc.               2.07
5. Morrison Knudsen Corp.           2.49        10. Anacomp, Inc.                        2.03

Fund holdings will vary for other periods.

Pioneer Small Company Fund
PERFORMANCE UPDATE 4/30/97                                    CLASS A SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
----------------------------------------------------------------------------

Net Asset Value
per Share                   4/30/97       10/31/96
                            $12.10        $12.66

Distributions per Share     Income        Short-Term        Long-Term
(10/31/96 - 4/30/97)        Dividends     Capital Gains     Capital Gains
                               -          $0.911               -

I n v e s t m e n t   R e t u r n s
----------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Small Company Fund at public offering price, compared to the growth of the Russell 2000 Index.

Average Annual Total Returns
(As of April 30, 1997)

                 Net      Public
                Asset    Offering
 Period         Value     Price*
Life-of-Fund    19.40%    14.75%
(11/2/95)
1 Year           2.24     -3.67


* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

Growth of $10,000+

           Pioneer Small
           Company Fund*  Russell 2000 Index
11/30/95       9425          10000
               9592          10264
1/96           9860          10327
              10129          10572
              10505          10791
4/96          11383          11364
              12046          11812
              11598          11327
7/96          10908          10338
              11222          10938
              11490          11366
10/96         11338          11190
              11777          11651
              11908          11957
1/97          12600          12196
              12677          11900
              12110          11339
4/97          11638          11370

+ Index comparison begins 11/30/95. The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and NASDAQ. Index return are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. 3

Pioneer Small Company Fund
PERFORMANCE UPDATE 4/30/97                                     CLASS B SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
----------------------------------------------------------------------------


Net Asset Value
per Share                   4/30/97       10/31/96
                            $11.97        $12.59

Distributions per Share     Income        Short-Term        Long-Term
(10/31/96 - 4/30/97)        Dividends     Capital Gains     Capital Gains
                               -           $0.911              -

I n v e s t m e n t   R e t u r n s
----------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Small Company Fund, compared to the growth of the Russell 2000 Index.

Average Annual Total Returns
(As of April 30, 1997)

                  If         If
Period           Held     Redeemed*
Life-of-Fund    18.53%     16.04%
(11/2/95)
1 Year           1.44      -2.34


* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

Growth of $10,000+

           Pioneer Small
           Company Fund*  Russell 2000 Index
11/30/95      10000          10000
              10158          10264
1/96          10442          10327
              10717          10572
              11106          10791
4/96          12026          11364
              12728          11812
              12244          11327
7/96          11504          10338
              11827          10938
              12111          11366
10/96         11941          11190
              12387          11651
              12515          11957
1/97          13238          12196
              13310          11900
              12708          11339
4/97          12199          11370


+ Index comparison begains 11/30/95. The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 300 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and NASDAQ. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot investment directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Small Company Fund
PERFORMANCE UPDATE 4/30/97                                     CLASS C SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
----------------------------------------------------------------------------



Net Asset Value
per Share                   4/30/97       10/31/96
                            $11.98        $12.59

Distributions per Share     Income        Short-Term        Long-Term
(10/31/96 - 4/30/97)        Dividends     Capital Gains     Capital Gains
                            -              $0.911           -

I n v e s t m e n t   R e t u r n s
----------------------------------------------------------------------------


The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Small Company Fund, compared to the growth of the Russell 2000 Index.


Average Annual Total Returns
(As of April 30, 1997)

                 If         If
Period          Held     Redeemed*
Life-of-Fund    13.32%    13.32%
(1/31/96)
1 Year           1.44      1.44

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to investments sold within one year of purchase.

Growth of $10,000

           Pioneer Small
           Company Fund*   Russell 2000 Index
1/31/96       10000           10000
              10263           10238
              10636           10449
4/96          11526           11005
              12189           11438
              11726           10969
7/96          11026           10010
              11326           10592
              11599           11006
10/96         11435           10836
              11871           11282
              11985           11578
1/97          12687           11810
              12746           11523
              12170           10979
4/97          11692           11010

The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and NASDAQ. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Small Company Fund

PORTFOLIO MANAGEMENT DISCUSSION 4/30/97

Dear Shareowner,
----------------------------------------------------------------------------

Pioneer Small Company Fund reached the midpoint of its fiscal year on April 30, 1997, a date that also marked the close of my first full fiscal quarter as your Fund's lead portfolio manager. On behalf of the entire special equities team that researches and selects investments for your Fund's portfolio, I'm pleased to update you on our efforts.

Stocks of Large Companies Continued Strong Advance

Early in the semiannual period, stocks of small companies enjoyed a brief resurgence in popularity. But that was not the case over the most recent three months. Then, investors returned to the trend of directing their money to a relatively small number of large, well-known "blue-chip" companies. This often occurs when investors get nervous - they are willing to pay a premium for liquidity (the ability to get in or out of a stock position quickly), and for the comfort of a well-known brand-name, such as Coca-Cola.

Such periods of high prices among a relatively small number of stocks rarely last long, however. We expect that either their prices will decline, or the rest of the stock market will catch up. In the meantime, it has been frustrating for those who invest in smaller, lesser-known companies. Even so, we are pleased to note that the Fund outperformed the small-cap market overall, as represented by the Russell 2000 Index. Class A Shares posted a six-month return of 2.65%, Class B Shares 2.16% and Class C Shares 2.25%, all at net asset value. The table below illustrates the difference in total returns of stocks of varying size.

Stock Market Returns

                                       3 Months      3 Months     6 Months
                                       10/31/96-     1/31/97-     10/31/96-
Index                                  1/31/97       4/30/97      4/30/97
------------------------------------   -----------   ----------   ----------
Dow Jones Industrial Average              13.60%       3.40%        17.46%
(30 large-company stocks)
Standard & Poor's 500 Index               12.04%       2.42%        14.75%
(500 largest-capitalization stocks)
Russell 2000 Index                         8.98%      -6.77%        1.61%
(small-company stocks)
Nasdaq Composite Index                    12.96%      -8.63%        3.21%
(nearly 6,000 smaller, over-the-counter stocks)

Pioneer Small Company Fund

A Fully Invested Portfolio, an "Aggressive Value" Strategy

Realizing, as always, that the quirks of the stock market are beyond our control, we devoted our time to the areas where we do have influence. One major focus was to deploy the Fund's cash position so that the portfolio became, and remains, fully invested. We accomplished this goal early in the period, November to be precise. At the end of April, just 5% of the Fund's portfolio was invested in short-term cash-equivalents, an amount we believe allows the right mix of market participation and liquidity.

Companies we choose for the portfolio bear the hallmarks of our "aggressive value" investment style - they're out of favor and selling at relatively low prices, but have strong cash flows, strong market shares, solid balance sheets and proactive management. Typically, their leadership has a significant personal stake in the company's equity, and often either the company or management has recently bought shares. We continue to look at stock investing as if we were buying the entire business.

This approach means we typically avoid crowds. We prefer to find unique opportunities offered by lesser-known, often complicated or misunderstood enterprises. A variety of well-valued companies were added to the portfolio over the past six months, including Massachusetts-based technology enterprises ViewLogic Systems, Symantec, Segue and Banyan Systems.

Other additions spanned a range of industries. Zapata is an oil manufacturer; Bally Fitness Holding is a spin-off from Bally Entertainment and offers the same aggressive management team that brought the parent company success. American Annuity Group provides an alternative to certificates of deposit (CDs) for customers of small banks and credit unions. MagnaTek, a manufacturer of industrial electronic components and fixtures, is a turnaround situation, with new management focused on cutting costs and boosting profits. Stride Rite is another turnaround scenario, and we think it is starting to look like a potential takeover candidate. Even though its price fell, we added to holdings in Transmedia Network (issuer of restaurant discount cards), because of its leading position, lack of debt and strong management.

Pioneer Small Company Fund
PORTFOLIO MANAGEMENT DISCUSSION 4/30/97                             (continued)


We also sold stocks. We closed the position in Symantec and Segue when they quickly reached our target prices. In the biotechnology sector, we reduced holdings to reduce portfolio volatility. For example, the Fund now owns about half as much ImClone as it did earlier in the period. As a group, "biotech" is now about 5% of equity holdings.


Looking Ahead

Moving further into the fiscal year, we believe Pioneer Small Company Fund is on the right track. As we saw early on, the Fund's holdings have the ability to post nice gains when investors turn their attention to small stocks. And our emphasis on value means we try to buy stocks near their "lows," meaning they're likely to decline less than expensive stocks, even in a down market.

While it is too early to tell how recent investments will develop - and one can never predict how the overall stock market will behave - we will continue to work with diligence and discipline in the same aggressive value style we believe will work in shareowners' long-term best interest. We are convinced this approach has the potential for significant rewards, in exchange for taking on some risk, and are excited about the Fund's prospects. On behalf of the entire special equities team, thank you for your support.

Respectfully,


[Signature of Todd Grady]
Todd Grady,
Portfolio Manager

 Pioneer Small Company Fund
 SCHEDULE OF INVESTMENTS 4/30/97

Shares                                                         Value
              INVESTMENT IN SECURITIES - 94.7%
              Convertible Preferred Stock - 0.6%
  383,922     Mesa Inc., 8.0%, Series A                   $ 2,447,503
                                                          -----------
              Total Convertible Preferred Stock
              (Cost $1,448,596)                           $ 2,447,503
                                                          -----------
              Common Stocks - 94.1%
              Basic Industries - 10.9%
              Chemicals - 0.9%
  387,000     Specialty Chemical Resources, Inc.*+        $   653,063
1,314,000     Uniroyal Technology Corp.*+                   3,120,750
                                                          -----------
                                                          $ 3,773,813
                                                          -----------
              Containers - 4.6%
  284,000     BWay Corp.*                                 $ 5,857,500
  436,700     Interlake Corp.*                              1,583,038
  394,300     Sun Coast Industries, Inc.*+                    788,600
2,874,700     Zapata Corp.*+                               11,858,138
                                                          -----------
                                                          $20,087,276
                                                          -----------
              Forest Products - 0.9%
  700,200     Crown Vantage, Inc.*+                       $ 4,113,675
                                                          -----------
              Iron & Steel - 1.9%
  166,000     Armco, Inc.*                                $   581,000
  505,600     Kentucky Electric Steel, Inc.*+               2,401,600
  320,547     Keystone Consolidated Industries, Inc.*       2,884,924
  100,300     Quanex Corp.                                  2,532,575
                                                          -----------
                                                          $ 8,400,099
                                                          -----------
              Pollution/Waste - 2.6%
1,601,000     Catalytica, Inc.*+                          $11,207,000
                                                          -----------
              Total Basic Industries                      $47,581,863
                                                          -----------
              Capital Goods - 9.8%
              Construction & Engineering - 5.8%
   47,000     EMCOR Group, Inc.*                          $   669,750
  377,556     Gilbert Associates, Inc.+                     5,002,617
  825,900     Morrison Knudsen Corp.*                      10,323,750
  726,000     Ply-Gem Industries, Inc.+                     9,256,500
                                                          -----------
                                                          $25,252,617
                                                          -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund
SCHEDULE OF INVESTMENTS 4/30/97                                     (continued)

Shares                                                     Value
              Producer Goods - 4.0%
  366,000     Ferrofluidics Corp.*+                   $ 2,379,000
  122,000     Gleason Corp.                             3,949,750
   87,500     Haskel International, Inc.                  798,438
  787,500     Tokheim Corp.*+                           6,693,750
  210,500     Trikon Technologies, Inc.*                1,420,875
  295,000     Unit Instruments, Inc.*+                  2,286,250
                                                      -----------
                                                      $17,528,063
                                                      -----------
              Total Capital Goods                     $42,780,680
                                                      -----------
              Consumer Durables - 1.1%
              Durables - 1.0%
  423,000     River Oaks Furniture, Inc.*+            $   846,000
  519,600     Royal Appliance Manufacturing Co.*        3,572,250
                                                      -----------
                                                      $ 4,418,250
                                                      -----------
              Motor Vehicles - 0.1%
  238,900     Dorsey Trailers, Inc.*                  $   447,937
                                                      -----------
              Total Consumer Durables                 $ 4,866,187
                                                      -----------
              Consumer Non-Durables - 26.4%
              Agriculture & Food - 0.4%
  110,000     Alico, Inc.                             $ 2,007,500
                                                      -----------
              Consumer Luxuries - 1.6%
1,146,900     Bally Total Fitness Holding Corp.*+     $ 6,809,719
                                                      -----------
              Home Products - 1.2%
1,091,000     EKCO Group, Inc.+                       $ 5,182,250
                                                      -------------
              Retail Food - 3.9%
  546,500     Buttrey Food & Drug Stores Co.*+        $ 4,303,688
1,087,600     Maple Leaf Foods, Inc.                    9,459,084
  150,000     Suprema Specialities, Inc.*                 553,125
  301,575     WLR Foods, Inc.                           2,789,569
                                                      -----------
                                                      $17,105,466
                                                      -----------
              Retail Non - Food - 11.1%
  590,000     Catherines Stores Corp.*+               $ 2,802,500
1,451,500     Charming Shoppes, Inc.*                   8,572,994

10    The accompanying notes are an integral part of these financial statements.

 Pioneer Small Company Fund


Shares                                                                 Value
              Retail Non - Food - (continued)
1,107,300     Drug Emporium, Inc.*+                              $  4,567,612
  969,000     Dylex Limited*                                        3,988,368
1,090,000     InterTAN, Inc.*+                                      4,087,500
2,433,000     Jan Bell Marketing, Inc.*+                            5,474,250
  576,500     Lechters, Inc.*                                       1,873,625
  749,000     Levitz Furniture, Inc.*                               1,872,500
1,199,200     Phar-Mor, Inc.*+                                      5,996,000
  481,800     The Stride Rite Corp.                                 6,624,750
  657,400     Transmedia Network Inc.+                              2,547,425
                                                                 ------------
                                                                 $ 48,407,524
                                                                 ------------
              Soft Drinks - 1.0%
  933,000     Pepsi-Cola Puerto Rico Bottling Co. (Class B)+     $  4,548,375
                                                                 ------------
              Textiles/Clothes - 7.2%
  511,600     Angelica Corp.+                                    $  8,057,700
  920,000     Chic by H.I.S., Inc.*+                                5,980,000
  690,000     Donnkenny, Inc.*                                      2,458,125
  589,000     Marisa Christina, Inc.*+                              5,742,750
  391,000     Norton McNaughton, Inc.*+                             2,150,500
1,066,500     Tultex Corp.*                                         6,932,250
                                                                 ------------
                                                                 $ 31,321,325
                                                                 ------------
              Total Consumer Non-Durables                        $115,382,159
                                                                 ------------
              Energy - 1.2%
              Oil Refining & Drilling - 1.2%
  575,000     Arakis Energy Corp.*                               $  2,156,250
  600,000     Mesa, Inc.*                                           3,075,000
                                                                 ------------
              Total Energy                                       $  5,231,250
                                                                 ------------
              Financial - 5.2%
              Insurance - 5.2%
  747,400     American Annuity Group, Inc.                       $ 12,518,950
  491,900     Life USA Holding, Inc.*                               5,103,462
  207,600     Western National Corp.                                5,345,700
                                                                 ------------
              Total Financial                                    $ 22,968,112
                                                                 ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund
SCHEDULE OF INVESTMENTS 4/30/97                                    (continued)

Shares                                                       Value
              Services - 13.6%
              Broadcasting & Media - 2.9%
  680,620     Anacomp, Inc.*+                           $  8,422,672
  532,000     National Media Corporation*                  4,256,000
                                                        ------------
                                                        $ 12,678,672
                                                        ------------
              Health & Personal Care - 4.2%
1,072,000     BioWhittaker, Inc.*+                      $  8,308,000
  611,400     Summit Care Corporation Association*+        8,253,900
  120,000     Urologix, Inc.*                              1,950,000
                                                        ------------
                                                        $ 18,511,900
                                                        ------------
              Hotel & Restaurant - 1.1%
  629,700     Darden Restaurants                        $  4,880,175
                                                        ------------
              Pharmaceuticals - 5.4%
  500,000     Alexion Pharmaceuticals, Inc.*+           $  4,375,000
  830,000     Anergen Inc.*                                1,971,250
  217,500     Aradigm Corp.*                               1,522,500
  571,500     Aronex Pharmaceuticals, Inc.*                2,857,500
  429,000     ImClone Systems, Inc.*                       2,198,625
  168,200     Magellan Health Services, Inc.*              4,415,250
  416,500     Molecular Biosystems, Inc.*                  2,759,312
  175,000     Neurobiological Technologies, Inc.*            284,375
   87,500     Neurocrine Biosciences, Inc.*                  645,312
  870,000     Targeted Genetics Corp.*                     2,392,500
                                                        ------------
                                                        $ 23,421,624
                                                        ------------
              Total Services                            $ 59,492,371
                                                        ------------
              Technology - 25.8%
              Business Machines - 2.6%
1,363,900     Amtech Corp.*+                            $  6,393,281
  461,700     Nashua Corp.*+                               5,251,837
                                                        ------------
                                                        $ 11,645,118
                                                        ------------
              Computer Services - 12.3%
1,100,000     Apertus Technologies, Inc.*+              $  1,340,680
  575,500     Banyan Systems, Inc.*                          701,419

12    The accompanying notes are an integral part of these financial statements.

 Pioneer Small Company Fund



Shares                                                             Value
              Computer Services - (continued)
  741,600     Broadway & Seymour, Inc.*+                      $  8,343,000
  367,500     Creative Computers, Inc.*                          1,929,375
  224,100     Crosscom Corp.*                                    1,764,787
  423,500     Dataflex Corp.*+                                   1,349,906
  574,500     INTERLINQ Software Corp.*+                         2,369,812
1,417,500     Learmonth & Burchett Management Systems Plc
              (Sponsored A.D.R.)*+                               5,847,188
  538,000     Mercury Interactive Corp.*                         6,590,500
  854,000     Meridian Data, Inc.*+                              3,095,750
  400,000     Progress Software Corp.*                           6,600,000
  758,000     Viewlogic Systems, Inc.*                          10,612,000
  718,000     Work Group Technology Corp.*+                      3,186,125
                                                              ------------
                                                              $ 53,730,542
                                                              ------------
              Electronics - 10.9%
  500,500     Acme Electric Corp.*+                           $  3,315,813
   49,100     Elsag Bailey Process Automation N.V.*                687,400
  330,000     ESCO Electronics Corp.                             3,258,750
  895,000     Information Storage Devices, Inc.*+                6,265,000
  534,700     Instron Corp.+                                     6,215,888
  630,000     Integrated Circuit Systems, Inc.*+                 8,662,500
  452,100     MagneTek, Inc.*                                    7,572,675
  579,000     NAI Technologies, Inc.*+                           2,931,188
  673,600     Signal Technology Corp.*+                          4,631,000
  125,000     Teradyne, Inc.*                                    4,093,750
                                                              ------------
                                                              $ 47,633,964
                                                              ------------
              Total Technology                                $113,009,624
                                                              ------------
              Transportation - 0.1%
              Air Transport - 0.1%
   49,000     First Aviation Services, Inc.*                  $    416,500
                                                              ------------
              Total Transportation                            $    416,500
                                                              ------------
              Total Common Stocks
              (Cost $409,425,572)                             $411,728,746
                                                              ------------
              TOTAL INVESTMENT IN SECURITIES
              (Cost $410,874,168)                             $414,176,249
                                                              ------------



The accompanying notes are an integral part of these financial statements.   13

Pioneer Small Company Fund
SCHEDULE OF INVESTMENTS 4/30/97                                     (continued)


Principal
Amount                                                        Value
                TEMPORARY CASH INVESTMENTS - 5.3%
                Commercial Paper - 5.3%
$10,313,000     American Express Co., 5.50%, 5/1/97      $ 10,313,000
 13,213,000     Ford Motor Credit Co., 5.51%, 5/2/97       13,213,000
                                                         ------------
                TOTAL TEMPORARY CASH INVESTMENTS
                (Cost $23,526,000)                       $ 23,526,000
                                                         ------------
                TOTAL INVESTMENT IN SECURITIES AND
                TEMPORARY CASH INVESTMENTS - 100%
                (Cost $434,400,168) (a)                  $437,702,249
                                                         ------------

  * Non-income producing security.
  + Investments held by the Fund representing 5% or more of the outstanding voting stock of such company.
(a) At April 30, 1997, the net unrealized gain on investments based on cost for federal income tax purposes of $434,400,168 was as follows:



    Aggregate gross unrealized gain for all investments in which
     there is an excess of value over tax cost                        $ 60,426,250
    Aggregate gross unrealized loss for all investments in which
     there is an excess of tax cost over value                         (57,124,169)
                                                                      ------------
    Net unrealized gain                                               $  3,302,081
                                                                      ------------

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 1997, aggregated $119,982,779 and $112,783,675, respectively.


14   The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund
BALANCE SHEET 4/30/97


ASSETS:
 Investment in securities (including temporary cash investments of
   $23,526,000) (cost $434,400,168)                                    $437,702,249
 Cash                                                                           669
 Receivables -
  Investment securities sold                                              6,322,976
  Fund shares sold                                                          542,136
  Dividends and interest                                                     30,363
 Organizational costs - net                                                  34,511
 Other                                                                        3,311
                                                                       ------------
   Total assets                                                        $444,636,215
                                                                       ------------
LIABILITIES:
 Payables -
  Fund shares repurchased                                              $    661,373
 Due to affiliates                                                          686,631
 Accrued expenses                                                            38,057
                                                                       ------------
   Total liabilities                                                   $  1,386,061
                                                                       ------------
NET ASSETS:
 Paid-in capital                                                       $430,993,968
 Accumulated net investment loss                                         (3,181,306)
 Accumulated undistributed net realized gain                             12,135,411
 Net unrealized gain on investments                                       3,302,081
                                                                       ------------
   Total net assets                                                    $443,250,154
                                                                       ------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
 Class A (based on $211,082,365/17,448,650 shares)                     $      12.10
                                                                       ------------
 Class B (based on $216,960,783/18,118,277 shares)                     $      11.97
                                                                       ------------
 Class C (based on $15,207,006/1,269,603 shares)                       $      11.98
                                                                       ------------
MAXIMUM OFFERING PRICE:
 Class A                                                               $      12.84
                                                                       ------------


The accompanying notes are an integral part of these financial statements.   15

Pioneer Small Company Fund
STATEMENT OF OPERATIONS

For the Six Months Ended 4/30/97


INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $9,504)       $  746,459
 Interest                                                     532,677
                                                           -----------
   Total investment income                                               $  1,279,136
                                                                         ------------
EXPENSES:
 Management fees                                           $2,038,366
 Transfer agent fees
  Class A                                                     374,658
  Class B                                                     308,055
  Class C                                                      22,082
 Distribution fees
  Class A                                                     277,995
  Class B                                                   1,145,420
  Class C                                                      84,851
 Accounting                                                    52,695
 Custodian fees                                                38,978
 Registration fees                                             90,270
 Professional fees                                             17,447
 Printing                                                       2,470
 Organizational costs                                           4,856
 Fees and expenses of nonaffiliated trustees                    6,568
 Miscellaneous                                                 20,400
                                                           -----------
  Total expenses                                                         $  4,485,111
  Less fees paid indirectly                                                   (17,001)
                                                                         ------------
  Net expenses                                                           $  4,468,110
                                                                         ------------
   Net investment loss                                                   $ (3,188,974)
                                                                         ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments                                        $ 12,150,183
 Change in net unrealized gain on investments                               4,068,646
                                                                         ------------
  Net gain on investments                                                $ 16,218,829
                                                                         ------------
  Net increase in net assets resulting from operations                   $ 13,029,855
                                                                         ------------



16    The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund
STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months ended 4/30/97 and the Period ended 10/31/96

                                                            Six Months
                                                               Ended          Period Ended
                                                              4/30/97           10/31/96
FROM OPERATIONS:
Net investment income (loss)                               $  (3,188,974)      $      6,664
Net realized gain on investments                              12,150,183         32,601,127
Change in net unrealized gain (loss) on investments            4,068,646           (766,565)
                                                           -------------       ------------
  Net increase in net assets resulting from operations     $  13,029,855       $ 31,841,226
                                                           -------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Class A ($0.00 and $0.02 per share, respectively)         $          -       $   (100,661)
In excess of net investment income:
  Class B ($0.00 and $0.02 per share, respectively)                    -            (46,730)
Net realized gain:
  Class A ($0.91 and $0.00 per share, respectively)          (15,757,971)                 -
  Class B ($0.91 and $0.00 per share, respectively)          (15,659,376)                 -
  Class C ($0.91 and $0.00 per share, respectively)           (1,198,552)                 -
                                                           -------------       ------------
    Total distributions to shareholders                    $ (32,615,899)      $   (147,391)
                                                           -------------       ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $  51,136,472       $477,488,754
Reinvestment of distributions                                 28,220,389            128,843
Cost of shares repurchased                                   (72,277,905)       (53,654,190)
                                                           -------------       ------------
  Net increase in net assets resulting from fund
   share transactions                                      $   7,078,956       $423,963,407
                                                           -------------       ------------
  Net increase (decrease) in net assets                    $ (12,507,088)      $455,657,242
NET ASSETS:
Beginning of period                                          455,757,242            100,000
                                                           -------------       ------------
End of period (including accumulated net investment
 income (loss) of $(3,181,306) and $7,668,
 respectively)                                             $ 443,250,154       $455,757,242
                                                           -------------       ------------


CLASS A                           '97 Shares      '97 Amount       '96 Shares      '96 Amount
Shares sold                        2,703,086     $ 34,294,604      20,658,247     $241,718,453
Reinvestment of distributions      1,162,084       14,305,252           8,422           89,948
Less shares repurchased           (3,919,093)     (50,705,875)     (3,169,096)     (39,772,964)
                                 -----------     ------------     -----------     ------------
  Net increase (decrease)            (53,923)    $ (2,106,019)     17,497,573     $202,035,437
                                 -----------     ------------     -----------     ------------
CLASS B
Shares sold                        1,241,306     $ 15,738,383      18,263,829     $217,591,111
Reinvestment of distributions      1,067,469       13,044,470           3,639           38,895
Less shares repurchased           (1,456,462)     (18,690,668)     (1,006,504)     (12,485,791)
                                 -----------     ------------     -----------     ------------
  Net increase                       852,313     $ 10,092,185      17,260,964     $205,144,215
                                 -----------     ------------     -----------     ------------
CLASS C*
Shares sold                           86,893     $  1,103,485       1,445,032     $ 18,179,190
Reinvestment of distributions         71,249          870,667               -                -
Less shares repurchased             (223,574)      (2,881,362)       (109,997)      (1,395,435)
                                 -----------     ------------     -----------     ------------
  Net increase (decrease)            (65,432)    $   (907,210)      1,335,035     $ 16,783,755
                                 -----------     ------------     -----------     ------------

* Class C shares were first publicly offered on January 31, 1996.

The accompanying notes are an integral part of these financial statements.   17

Pioneer Small Company Fund
FINANCIAL HIGHLIGHTS 4/30/97
For the Six Months ended 4/30/97 and the Period ended 10/31/96


                                                                Six Months          11/2/95
                                                                   Ended               to
                                                                  4/30/97           10/31/96
CLASS A
Net asset value, beginning of period                            $  12.66            $  10.00
                                                                --------            --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                   $  (0.06)               0.05
 Net realized and unrealized gain on investments                    0.41                2.63
                                                                --------            --------
    Net increase from investment operations                     $   0.35            $   2.68
Distributions to shareholders:
 Net investment income                                                 -               (0.02)
 Net realized gain                                                 (0.91)                  -
                                                                --------            --------
Net increase (decrease) in net asset value                      $  (0.56)           $   2.66
                                                                --------            --------
Net asset value, end of period                                  $  12.10            $  12.66
                                                                --------            --------
Total return*                                                       2.65%              26.87%
Ratio of net expenses to average net assets                         1.51%**+            1.54%**+
Ratio of net investment income (loss) to average net assets        (0.97)%**+           0.34%**+
Portfolio turnover rate                                               51%**               43%**
Average commission rate paid (1)                                $ 0.0479            $ 0.0471
Net assets, end of period (in thousands)                        $211,082            $221,601
Ratios assuming no waiver of management fees and
 assumption of expenses by PMC and no reduction for fees
 paid indirectly:
 Net expenses                                                          -                1.55%**
 Net investment income                                                 -                0.33%**
Ratios assuming waiver of management fees and assumption
 of expenses by PMC and reduction for fees paid indirectly:
 Net expenses                                                       1.50%**             1.51%**
 Net investment income (loss)                                      (0.96)%**            0.37%**

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.
(1) Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.


18    The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund
FINANCIAL HIGHLIGHTS 4/30/97


                                                               Six Months           11/2/95
                                                                  Ended                to
                                                                 4/30/97            10/31/96
CLASS B
Net asset value, beginning of period                            $  12.59            $  10.00
                                                                --------            --------
Increase (decrease) from investment operations:
 Net investment loss                                            $  (0.11)              (0.01)
 Net realized and unrealized gain on investments                    0.40                2.62
                                                                --------            --------
  Net increase from investment operations                       $   0.29            $   2.61
Distributions to shareholders:
 In excess of net investment income                                    -               (0.02)
 Net realized gain                                                 (0.91)                  -
                                                                --------            --------
Net increase (decrease) in net asset value                      $  (0.62)           $   2.59
                                                                --------            --------
Net asset value, end of period                                  $  11.97            $  12.59
                                                                --------            --------
Total return*                                                       2.16%              26.09%
Ratio of net expenses to average net assets                         2.22%**+            2.26%**+
Ratio of net investment loss to average net assets                 (1.68)%**+          (0.42)%**+
Portfolio turnover rate                                               51%**               43%**
Average commission rate paid (1)                                $ 0.0479            $ 0.0471
Net assets, end of period (in thousands)                        $216,961            $217,346
Ratios assuming no waiver of management fees and
 assumption of expenses by PMC and no reduction for fees
 paid indirectly:
 Net expenses                                                          -                2.27%**
 Net investment loss                                                   -               (0.43)%**
Ratios assuming waiver of management fees and assumption
 of expenses by PMC and reduction for fees paid indirectly:
 Net expenses                                                       2.21%**             2.23%**
 Net investment loss                                               (1.67)%**           (0.39)%**

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.
(1) Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.


The accompanying notes are an integral part of these financial statements.   19

Pioneer Small Company Fund
FINANCIAL HIGHLIGHTS 4/30/97


                                                                Six Months           1/31/96
                                                                   Ended               to
                                                                  4/30/97           10/31/96
CLASS C
Net asset value, beginning of period                            $ 12.59            $  11.01
                                                                -------            --------
Increase (decrease) from investment operations:
 Net investment loss                                            $ (0.11)           $  (0.03)
 Net realized and unrealized gain on investments                   0.41                1.61
                                                                -------            --------
  Net increase from investment operations                       $  0.30            $   1.58
Distributions to shareholders:
 Net realized gain                                                (0.91)                  -
                                                                -------            --------
Net increase (decrease) in net asset value                      $ (0.61)           $   1.58
                                                                -------            --------
Net asset value, end of period                                  $ 11.98            $  12.59
                                                                -------            --------
Total return*                                                      2.25%              14.35%
Ratio of net expenses to average net assets                        2.21%**+            2.25%**+
Ratio of net investment loss to average net assets                (1.67)%**+          (0.45)%**+
Portfolio turnover rate                                              51%**               43%**
Average commission rate paid (1)                                $0.0479            $ 0.0471
Net assets, end of period (in thousands)                        $15,207            $ 16,811
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                      2.20%**             2.21%**
 Net investment loss                                              (1.66)%**           (0.41)%**

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.
(1) Amount represents the rate of commission paid per share on the Fund's exchange listed security transactions.


20    The accompanying notes are an integral part of these financial statements.

Pioneer Small Company Fund
NOTES TO FINANCIAL STATEMENTS 4/30/97

1. Organization and Significant Accounting Policies

Pioneer Small Company Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Effective May 24, 1996, and until further notice, the Fund was closed to new investors. The investment objective of the Fund is to seek capital appreciation.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

  Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities

Pioneer Small Company Fund
NOTES TO FINANCIAL STATEMENTS 4/30/97 (continued)

  that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. Federal Income Taxes

  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C. Fund Shares

  The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations, are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $65,940 in underwriting commissions on the sale of fund shares during the six months ended April 30, 1997.

D. Class Allocations

  Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

  Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

E. Deferred Organization Costs

  The costs incurred by the Fund in connection with its organization have been deferred and are amortized on a straight-line basis over a period of up to five years. If Pioneering Management Corporation (PMC) redeems any of its initial investment prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share

Pioneer Small Company Fund


  is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

2. Management Agreement

PMC, the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily net assets.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At April 30, 1997, $325,716 was payable to PMC related to management fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $120,682 in transfer agent fees payable to PSC at April 30, 1997.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $240,233 in distribution fees payable to PFD at April 30, 1997.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For

Pioneer Small Company Fund
NOTES TO FINANCIAL STATEMENTS 4/30/97 (continued)

the six months ended April 30, 1997, CDSCs in the amount of $358,534 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended April 30, 1997, the Fund's expenses were reduced by $17,001 under such arrangements.

6. Affiliated Companies

The Fund primarily invests in smaller capitalized company securities that tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid to large capitalized company securities, and as a result, they may experience more abrupt and erratic price movements. The Fund's investment in these smaller capitalized companies may exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of April 30, 1997:

                                                                      Dividend
Affiliates                             Purchases        Sales         Income         Value
-----------------------------------    -----------    -----------    ---------    -------------
Acme Electric Corp.                    $      --       $      --      $    --      $ 3,315,813
Alexion Pharmaceuticals, Inc.            836,253              --           --        4,375,000
Amtech Corp.                           8,012,913              --           --        6,393,281
Angelica Corp.                         5,769,718          55,044      247,200        8,057,700
Apertus Technologies, Inc.                    --         402,799           --        1,340,680
Bally Total Fitness Holding Corp.             --              --           --        6,809,719
BioWhittaker, Inc.                     7,638,000              --           --        8,308,000
Broadway & Seymour, Inc.                      --              --           --        8,343,000
Buttrey Food & Drug Stores Co.                --              --           --        4,303,688
Catalytica, Inc.                       7,143,563       2,458,355           --       11,207,000
Catherines Stores Corp.                       --              --           --        2,802,500
Chic by H.I.S., Inc.                          --         310,231           --        5,980,000
Crown Vantage, Inc.                           --              --           --        4,113,675
Dataflex Corp.                                --              --           --        1,349,906
Drug Emporium, Inc.                           --         149,045           --        4,567,613
EKCO Group, Inc.                       2,580,382              --           --        5,182,250
Ferrofluidics Corp.                    3,294,000              --           --        2,379,000
Gilbert Associates, Inc.                 313,926              --       72,031        5,002,617
Information Storage Devices, Inc.             --              --           --        6,265,000
Instron Corp.                          6,646,438         286,240       44,776        6,215,888
Integrated Circuit Systems, Inc.              --              --           --        8,662,500

Pioneer Small Company Fund



                                                                      Dividend
Affiliates                             Purchases         Sales        Income         Value
------------------------------------   -------------   ------------   ----------   -------------
Inter-TAN, Inc.                        $        --     $       --     $     --     $  4,087,500
INTERLINQ Software Corp.                        --             --           --        2,369,813
Jan Bell Marketing, Inc.                 2,240,051             --           --        5,474,250
Kentucky Electric Steel, Inc.                   --             --           --        2,401,600
Learmonth & Burchett
 Management Systems Plc
 (Sponsored A.D.R.)                             --             --           --        5,847,188
Marisa Christina, Inc.                   1,436,624             --           --        5,742,750
Meridian Data, Inc.                      1,476,312             --           --        3,095,750
NAI Technologies, Inc.                          --             --           --        2,931,188
Nashua Corp.                             1,682,835             --           --        5,251,837
Norton McNaughton, Inc.                    448,000             --           --        2,150,500
Pepsi-Cola Puerto Rico Bottling
 Co. (Class B)                             876,000             --           --        4,548,375
Phar-Mor, Inc.                           1,561,406             --           --        5,996,000
Ply-Gem Industries, Inc.                   240,960         64,123       43,284        9,256,500
River Oaks Furniture, Inc.                 398,720             --           --          846,000
Signal Technology Corp.                         --         76,119           --        4,631,000
Specialty Chemical Resources, Inc.              --             --           --          653,063
Summit Care Corporation
 Association                             8,318,799             --           --        8,253,900
Sun Coast Industries, Inc.                      --             --           --          788,600
Tokheim Corp.                                   --             --           --        6,693,750
Transmedia Network, Inc.                 3,363,127             --       11,088        2,547,425
Uniroyal Technology Corp.                  510,625             --           --        3,120,750
Unit Instruments, Inc.                          --             --           --        2,286,250
Work Group Technology Corp.                462,360             --           --        3,186,125
Zapata Corp.                             6,631,938             --           --       11,858,138
                                       ------------    -----------    ---------    -------------
                                       $71,882,950     $3,801,956     $418,379     $218,993,082
                                       ------------    -----------    ---------    -------------

Pioneer Small Company Fund
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To The Shareholders And The Board Of Trustees Of Pioneer Small Company Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Small Company Fund as of April 30, 1997, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Small Company Fund as of April 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Boston, Massachusetts
June 2, 1997

Pioneer Small Company Fund
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                       Officers
John F. Cogan, Jr.             John F. Cogan, Jr., Chairman and
Richard H. Egdahl, M.D.          President
Margaret B.W. Graham           David D. Tripple, Executive Vice President
John W. Kendrick               Todd Grady, Vice President
Marguerite A. Piret            William H. Keough, Treasurer
David D. Tripple               Joseph P. Barri, Secretary
Stephen K. West
John Winthrop


Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.


FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


90-Day Reinstatement Privilege (for Class A Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.


Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employee's paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program
A simple way to move money from a money market or bond fund into a stock fund over a period of time. Just invest a lump sum in a Pioneer money market fund or bond fund. Then, select the Pioneer equity fund or funds you wish to invest in, and choose the amounts and dates for Pioneer to sell shares of your money market or bond fund and use the proceeds to buy shares of the Pioneer equity fund you have chosen. Over time, your original investment will be shifted to your Pioneer equity fund.


Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


You can call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Or write to us at:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Or visit our web site:                                    www.pioneerfunds.com


This report must be preceded or accompanied by a current
Fund prospectus.

[Pioneer logo]

Pioneer Funds Distributor, Inc.
60 State Street
Boston, Massachusetts 02109

0697-4217
(c) Pioneer Funds Distributor, Inc.
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